UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 2, 2007

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not Applicable

(Former address or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Disposition of Assets

On April 2, 2007, Concentra Operating Corporation (the “Company”) completed the sale of its workers’ compensation managed care services business units (“WCMS”) to Coventry Health Care, Inc. (“Coventry”) for $387.5 million in cash, pursuant to a purchase agreement dated February 7, 2007 (the “Purchase Agreement.”) The purchase price is subject to certain adjustments as set forth in the Purchase Agreement. The sale was completed pursuant to a purchase agreement dated February 7, 2007. In connection with the disposition, the Company will retain certain assets and liabilities of the WCMS business units that were not purchased by Coventry. The retained assets include all cash balances of WCMS and the retained liabilities include certain employee related liabilities and insurance related claim liabilities. The completion of this transaction was previously reported by the Company on its Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2007.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The Company completed the sale of its WCMS business units to Coventry for approximately $387.5 million in cash, subject to certain adjustments as set forth in the Purchase Agreement. The following unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, included in the Company’s 2006 annual report on Form 10-K previously filed with the SEC.

The accompanying unaudited pro forma consolidated balance sheet of the Company reflects the disposition of the WCMS business units as if it had occurred on December 31, 2006. The accompanying unaudited pro forma statements of operations for the years ended December 31, 2006, 2005 and 2004 reflect the disposition as if it had occurred as of January 1, 2004. The pro forma adjustments are based on the operating results of the WCMS business units during the periods presented and the cash receipts, cash disbursements and gain resulting from the transaction.

The unaudited pro forma consolidated financial information is based on presently available information and management’s estimates and is not necessarily indicative of the results that would have been reported had the transaction actually occurred on the dates specified. The final accounting for the disposition of the WCMS business units is still under review by management and will be finalized prior to the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. The pro forma gain on the disposition of the WCMS business units is based upon the net book value at December 31, 2006 of the net assets sold. Accordingly, the Company’s actual recording of the disposition may differ from the pro forma financial information. The pro forma financial information does not purport to be indicative of the future consolidated financial position or future consolidated results of operations of the Company.

CONCENTRA OPERATING CORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

(Unaudited)

(in thousands, except share amounts)

	December 31, 2006
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$46,639	$7,039	B,C,E,F	$53,678
Short-term investments	55,257	—		55,257
Restricted cash and short-term investments	4,281	—		4,281
Accounts receivable, net	183,685	(51,792)	A	131,893
Prepaid expenses and other current assets	25,695	(1,674)	A	24,021
Deferred income taxes	18,672	(4,021)	A	14,651

Total current assets	334,229	(50,448)		283,781

Property and equipment, net	132,102	(16,360)	A	115,742
Goodwill and other intangible assets, net	638,224	(64,674)	A	573,550
Restricted long-term investments	2,008	—		2,008
Other assets	27,158	(1,854)	A,G	25,304

Total assets	$1,133,721	$(133,336)		$1,000,385

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Revolving credit facility	$—	$—		$—
Current portion of long-term debt	611	(72)	A	539
Accounts payable	18,989	(6,655)	A	12,334
Accrued expenses	97,669	(17,180)	A,H	80,489
Accrued compensation	63,114	(12,699)	A	50,415

Total current liabilities	180,383	(36,606)		143,777

Long-term debt, net	800,339	(260,414)	A,I	539,925
Deferred income taxes	33,242	1,295	A	34,537
Other liabilities	68,526	(3,352)	A	65,174

Total liabilities	1,082,490	(299,077)		783,413

Stockholder’s equity:
Common stock, par value $.01 per share:	—	—		—
Authorized shares – 10,000	—	—		—
Issued and outstanding shares – 1,054	—	—		—
Paid in capital	70,449	—		70,449
Accumulated deficit	(19,218)	165,741	D,J	146,523

Total stockholder’s equity	51,231	165,741		216,972

Total liabilities and stockholder’s equity	$1,133,721	$(133,336)		$1,000,385

CONCENTRA OPERATING CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands)

	Year Ended December 31, 2006
	Historical	Pro Forma Adjustments For Sale		Pro Forma As Adjusted
Revenue
Health Services	$762,559	$(42,215)	K	$720,344
Network Services	333,736	(102,259)	K	231,477
Care Management Services	202,534	(176,402)	K	26,132

	1,298,829	(320,876)		977,953

Cost of Services
Health Services	630,890	(40,102)	K	590,788
Network Services	184,811	(72,904)	K	111,907
Care Management Services	177,781	(155,550)	K	22,231

Total cost of services	993,482	(268,556)		724,926

Total gross	305,347	(52,320)		253,027

General and administrative expenses	183,070	(28,708)	K	154,362
Amortization of intangibles	5,697	(386)	K	5,311

Operating income	116,580	(23,226)		93,354

Interest expense, net	66,802	(19,412)	L	47,390
Gain on change in fair value of economic hedges	(60)	—		(60)
Other, net	4,036	2	K	4,038

Income before income taxes	45,802	(3,816)		41,986
Provision for income taxes	17,639	(1,499)	K	16,140

Income from continuing operations	$28,163	$(2,317)		$25,846

CONCENTRA OPERATING CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands)

	Year Ended December 31, 2005
	Historical	Pro Forma Adjustments For Sale		Pro Forma As Adjusted
Revenue
Health Services	$667,053	$(28,345)	K	$638,708
Network Services	264,296	(98,994)	K	165,302
Care Management Services	201,998	(177,035)	K	24,963

	1,133,347	(304,374)		828,973

Cost of Services
Health Services	550,149	(26,692)	K	523,457
Network Services	152,625	(69,920)	K	82,705
Care Management Services	173,833	(153,171)	K	20,662

Total cost of services	876,607	(249,783)		626,824

Total gross	256,740	(54,591)		202,149

General and administrative expenses	132,439	(26,345)	K	106,094
Amortization of intangibles	3,424	(881)	K	2,543
Gain on sale of assets	(1,426)	1,426	K	—

Operating income	122,303	(28,791)		93,512

Interest expense, net	56,483	(15,826)	L	40,657
Gain on change in fair value of economic hedges	(87)	—		(87)
Loss on early retirement of debt	6,029	—		6,029
Other, net	3,264	(112)	K	3,152

Income before income taxes	56,614	(12,853)		43,761
Provision for income taxes	4,338	(6,028)	K	(1,690)

Income from continuing operations	$52,276	$(6,825)		$45,451

CONCENTRA OPERATING CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands)

	Year Ended December 31, 2004
	Historical	Pro Forma Adjustments For Sale		Pro Forma As Adjusted
Revenue
Health Services	$576,880	$(24,606)	K	$552,274
Network Services	259,706	(104,683)	K	155,023
Care Management Services	237,595	(206,734)	K	30,861

	1,074,181	(336,023)		738,158

Cost of Services
Health Services	474,343	(23,705)	K	450,638
Network Services	150,925	(73,669)	K	77,256
Care Management Services	208,505	(179,254)	K	29,251

Total cost of services	833,773	(276,628)		557,145

Total gross	240,408	(59,395)		181,013

General and administrative expenses	127,479	(32,518)	K	94,961
Amortization of intangibles	3,208	(1,300)	K	1,908
Loss on impairment of goodwill and long-lived assets	41,682	(40,532)	K	1,150
Unusual gains	(96)	96	K	—

Operating income	68,135	14,859		82,994

Interest expense, net	54,249	(12,465)	L	41,784
Loss on early retirement of debt	14,105	—		14,105
Other, net	3,047	(86)	K	2,961

Income (loss) before income taxes	(3,266)	27,410		24,144
Provision for income taxes	8,878	2,331	K	11,209

Income (loss) from continuing operations	$(12,144)	$25,079		$12,935

CONCENTRA OPERATING CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

NOTE 1 – BASIS OF PRESENTATION

The preceding unaudited pro forma consolidated financial statements are based upon the Company’s historical results of operations and financial condition, adjusted to reflect the pro forma effect of the sale of certain assets to Conventry. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in the Company’s annual report on Form 10-K for the years ended 2006, 2005 and 2004.

NOTE 2 – PRO FORMA BALANCE SHEET ADJUSTMENTS

The pro forma consolidated balance sheet adjustments below assume that the transaction occurred as of December 31, 2006. The gain on the sale of the disposed WCMS business units as of December 31, 2006 is calculated as follows:

Cash and cash equivalents	$387,500	B
Accounts receivable, net	(51,792)	A
Prepaid expenses and other current assets	(1,674)	A
Deferred income taxes	(4,021)	A
Property and equipment, net	(16,360)	A
Goodwill and other intangible assets, net	(64,674)	A
Other assets	(178)	A
Current portion of long-term debt	72	A
Accounts payable	6,655	A
Accrued expenses	12,302	A
Accrued compensation	12,699	A
Long-term debt, net	102	A
Deferred income taxes	(1,295)	A
Other liabilities	3,352	A

Gain on sale at disposition	282,688

Other adjustments:
Cash and cash equivalents	(115,000)	C,E

Net gain on sale	$167,688	D

A.	To reflect the sale of the historical assets and assumption of the liabilities of the WCMS business units by Coventry.

B.	To record cash proceeds of $387.5 million from the sale of WCMS business units, exclusive of any potential purchase price adjustments based on working capital as of December 31, 2006.

C.	To record the $7.1 million of outstanding checks assumed by Coventry.

D.	To record preliminary after-tax gain on disposition of the WCMS business units.

E.	To record our estimated $4.9 million legal, accounting, consulting and other expenses associated with the disposition of the WCMS business units, along with an income tax provision of $117.2 million recorded on the gain on sale.

F.	To record cash paid of $265.5 million on a portion of the Company’s senior credit facility and associated accrued interest.

G.	To record the write-off of $1.7 million of unamortized deferred finance costs associated with the Company’s senior credit facility.

H.	To record the payment of $5.2 million of accrued interest associated with the repayment of a portion of the Company’s senior credit facility and a liability of $0.3 million incurred for broker/lender fees incurred with the repayment of a portion of the Company’s senior credit facility.

I.	To record the repayment of $260.3 million of the Company’s senior credit facility.

J.	To record net costs of $1.9 million associated with repayment of a portion of the Company’s senior credit facility.

NOTE 3 – PRO FORMA INCOME STATEMENT ADJUSTMENTS

The pro forma statement of operations adjustments below assume that the transaction occurred as of the beginning of the period presented.

K.	To eliminate the Company’s WCMS operations from historical operating results.

L.	To eliminate interest expense related to the repayment of a portion of the Company’s senior credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Thomas E. Kiraly
Name:	Thomas E. Kiraly
Title:	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Date: April 6, 2007